Subsequent Events	12 Months Ended
Dec. 31, 2015
Subsequent Events

Note 25 Subsequent Events

Announcement of Jeffrey Ross as the Company’s new chief financial officer

On March 29, 2016 the Company announced that Jeffrey Ross was named chief financial officer. Mr. Ross joined the company in early April and will assume the role and title of CFO the day following the Company’s 2016 first quarter earnings announcement. Mr. Ross will be a member of the Company’s Management Board upon appointment by the General Meeting of Shareholders, after which Mr. Little will resign as a member of the Management Board and continue his employment with the Company during the transition process. The Supervisory Board of the Company will nominate Mr. Ross for appointment to the Company’s Management Board at its Annual General Meeting of Shareholders on June 9, 2016.

Second tranche of 2015 share repurchase program

On March 1, 2016, the Company announced the second tranche of its previously announced 1,666,667 share repurchase program, as announced on November 9, 2015 and subsequently on December 17, 2015. Under the second tranche, the Company was allowed to repurchase up to 200,001 of its ordinary shares (the “shares”) between March 1, 2016 and May 10, 2016. The Company completed the second tranche and the 2015 share repurchase program on March 14, 2016.

Additional share repurchase program

On March 29, 2016, the Company announced that it has adopted an additional share repurchase program under which it intends to repurchase up to 500,000 of its ordinary shares (the “shares”) to cover the Company’s obligations to deliver shares under its employee stock options incentive and restricted share units plans.

The share repurchase was authorized by the Company’s shareholders on June 11, 2015 and approved by the Supervisory Board. Under the share repurchase program, the Company has authorization to repurchase a maximum number of 500,000 shares between March 30, 2016 and September 30, 2016. The total repurchase price will not be more than $8,190.

The share repurchase program does not require the Company to acquire any specific number of shares and may be terminated by the Company at any time without prior notice.

The share repurchase program will be done in one tranche. The Company has mandated JMP Securities LLC (“JMP”), a full service investment bank, to execute the tranche of open market repurchases (including repurchases from JMP acting as principal). For that, JMP will decide on the timing of the share repurchases independently of, and without being influenced by, the Company. JMP is a full service Broker-Dealer. The number of shares repurchased each week during the share repurchase program and the average purchase price are disclosed on the Investor Relations section of the Company’s website, which can be found at www.avg.com or investors.avg.com.

Redemption Class B-2 shares Location Labs, Inc.

In April 2016, the Company redeemed the Class B-2 shares of Location Labs, Inc. for $16,800. Class B-2 shares were puttable to the Company by the shareholders for a six month period commencing on January 1, 2016 for a maximum nominal value of $16,800.

Location Labs contingent consideration payment

In April 2016, the Company paid the selling shareholders of Location Labs the second installment of the contingent purchase consideration of $13.5 million, due to Location Labs fulfilling the financial metrics upon which this installment was payable.